Property and Equipment	12 Months Ended
Dec. 31, 2013
Property and Equipment

7. Property and Equipment

Property and equipment, net consists of (in thousands):

	December 31
	2013	2012
Building and leasehold improvements	$1,236	$704
Furniture, fixture and office equipment	4,236	4,055
Machinery	6,843	6,735
Software (1)	2,094	1,672
Total	14,409	13,166
Accumulated depreciation (2)	(8,521)	(7,277)
Property and equipment, net	$5,888	$5,889
(1)	Amounts shown as of December 31, 2013 are net of $0.2 million for software, which was impaired during the third quarter of 2013 due to a determination that it was no longer usable.
(2)

Amounts shown as of December 31, 2013 in accumulated depreciation are net of reversal of accumulated depreciation totaling $ 50,000 related to assets impaired during the third quarter of 2013 as mentioned above.

The Company recorded depreciation expense in the amount of $1.6 million, $1.4 million and $1.2 million for the years ended December 31, 2013, 2012 and 2011, respectively. A net increase of $1.2 million in accumulated depreciation from 2012 to 2013 is due to depreciation expense of $1.6 million recorded during the year, offset by net disposal of fully depreciated assets of $0.3 million and $0.1 million change in foreign exchange rates between the balance sheet dates.